Exhibit 99.1
                                 Promissory Note

$350,000.00                                                     January 19, 2010


     FOR VALUE RECEIVED, the undersigned, Alanco Technologies, Inc., an Arizona corporation (the "Maker"), hereby promises to pay to the order of Seaside 88, LP, a Florida limited partnership (with any subsequent holder or holders, the "Holder") of this Promissory Note (this "Note"), at such place as the Holder may from time to time designate in writing, the principal sum of Three Hundred Fifty Thousand Dollars ($350,000.00), together with interest on the principal amount outstanding from time to time at the rate of ten percent (10.0%) per annum, in lawful money of the United States of America, in accordance with the terms and provisions of this Note.

     1. Maturity Date; Interest. This Note shall be due and payable in full on May 1, 2010 (the "Maturity Date"). Interest shall accrue and be payable whenever any payment of principal is due hereunder. Interest shall be computed on the basis of a 365 or 366-day year, as applicable, and shall be paid for the actual number of days on which principal is outstanding.

     2. Prepayment. The Maker shall have the right to prepay, in part or in full, without penalty, the principal amount outstanding under this Note and any unpaid accrued interest thereon at any time or times prior to the Maturity Date. The net proceeds paid to the Maker with respect to any Subsequent Closing, as such term is defined in that certain Common Stock Purchase Agreement, dated as of January 18, 2010, by and between the Maker and the Holder (the "Purchase Agreement"), occurring while any amount under this Note remains unpaid shall be paid to Holder as a prepayment hereunder until this Note is paid in full, and such prepayments shall be recorded on the Grid Schedule attached hereto and made a part hereof. Any prepayment shall be applied first to the interest due and unpaid under this Note, and thereafter to any principal owing under this Note.

     3. Waiver Regarding Notice. The Maker waives presentment, demand and presentation for payment, protest and notice of protest, and, except as otherwise specifically provided herein, any other notices of whatever kind or nature, bringing of suit and diligence in taking any action to collect any sums owing hereunder. From time to time, without in any way affecting the obligation of the Maker to pay the outstanding principal balance of this Note and fully to observe and perform the covenants and obligations of the Maker under this Note, without giving notice to, or obtaining the consent of, the Maker, and without any liability whatsoever on the part of the Holder, the Holder may, at its option, extend the time for payment of this Note, reduce the payments hereunder or accept a renewal of this Note, join in any extension or subordination, or exercise any right or election hereunder. No one or more of such actions shall constitute a novation or operate to release any party liable for or under this Note, either as the Maker or otherwise.

     4. Events of Default. Each of the following shall constitute an "Event of Default" hereunder:

            (a) The Maker's failure to make any required payment of principal or interest under this Note, or any other amount due and payable under this Note;

            (b) The Maker's failure to perform any other obligation (other than one that can be satisfied with the payment of money or delivery of Shares under the Purchase Agreement) required under this Note or the Purchase Agreement, and the continuation of such failure for a period of fourteen (14) days after the Holder gives the Maker written notice of such failure to perform; and

            (c) The Maker's insolvency, general assignment for the benefit of creditors, or the commencement by or against the Maker of any case, proceeding, or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution, or composition of the Maker's debts under any law relating to bankruptcy, insolvency, or reorganization, or relief of debtors, or seeking appointment of a receiver, trustee, custodian, or other similar official for the Maker or for all or any substantial part of the Maker's assets.

     5. Acceleration. Upon the occurrence of an Event of Default, the Holder shall have the right to cause the entire unpaid principal balance and accrued interest, together with reasonable attorneys' and all other fees, charges, costs and expenses, if any, owed by the Maker to the Holder, to become immediately due and payable in full by giving written notice to the Maker.

     6. Remedies. Upon the occurrence of an Event of Default, the Holder may avail itself of any legal or equitable rights which the Holder may have at law or in equity or under this Note, including, but not limited to, the right to accelerate the indebtedness due under this Note as described in the preceding
Section 5. The remedies of the Holder as provided herein shall be distinct and cumulative, and may be pursued singly, successively or together, at the sole discretion of the Holder, and may be exercised as often as occasion therefor shall arise. Failure to exercise any of the foregoing options upon the occurrence of an Event of Default shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time in respect to the same or any other Event of Default, and no single or partial exercise of any right or remedy shall preclude other or further exercise of the same or any other right or remedy. The Holder shall have no duty to exercise any or all of the rights and remedies herein provided or contemplated. The acceptance by the Holder of any payment hereunder that is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing rights or remedies at that time, or nullify any prior exercise of any such rights or remedies without the express written consent of the Holder.

     7. Expenses of Collection. If this Note is referred to an attorney for collection, whether or not suit has been filed or any other action instituted or taken to enforce or collect under this Note, the Maker shall pay all of the Holder's costs, fees (including reasonable attorneys' fees) and expenses in connection with such referral.

     8. Governing Law. The provisions of this Note shall be governed and construed according to the laws of the State of New York, without giving effect to its conflicts of laws provisions.

     9. No Waiver. Neither any course of dealing by the Holder nor any failure or delay on its part to exercise any right, power or privilege hereunder shall operate as a waiver of any right or remedy of the Holder hereunder unless said waiver is in writing and signed by the Holder, and then only to the extent specifically set forth in said writing. A waiver as to one event shall not be construed as a continuing waiver by the Holder or as a bar to or waiver of any right or remedy by the Holder as to any subsequent event.

     10.    Notices.

            (a) Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via electronic mail or facsimile at the facsimile number set forth on the signature pages to the Purchase Agreement prior to 5:30 p.m. (Eastern time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via electronic mail or facsimile at the facsimile number set forth on the signature pages to the Purchase Agreement on a day that is not a Trading Day or later than 5:30 p.m. (Eastern time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages to the Purchase Agreement.

            (b) Any party may change the address to which notices are to be delivered to it hereunder by giving written notice to the other party as provided in this Section 10.

     11. Severability. In the event that any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, and this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     12. Limitations of Applicable Law. In the event the operation of any provision of this Note results in an effective rate of interest transcending the limit of the usury or any other law applicable to the loan evidenced hereby, all sums in excess of those lawfully collectible as interest for the period in question shall, without further agreement or notice by any party to this Note, be applied to the unpaid principal balance of this Note immediately upon receipt of such monies by the Holder, with the same force and effect as though the Maker had specifically designated such extra sums to be so applied to the unpaid principal balance and the Holder had agreed to accept such extra payment(s) as a prepayment.

     13. Captions. The captions herein are for convenience of reference only and in no way define or limit the scope or content of this Note or in any way affect its provisions.

     14. Debtor-Creditor Relationship. The Holder shall in no event be construed for any purpose to be a partner, joint venturer or associate of the Maker, it being the sole intention of the parties to establish a relationship of debtor and creditor.

     15. Time of the Essence. It is expressly agreed that time is of the essence in the performance of the obligations set forth in this Note.




                        [Signature Follows on Next Page]

         IN WITNESS WHEREOF, the Maker has executed this Note under seal as of the date set forth above.



                                         MAKER:

                                         Alanco Technologies, Inc.


                                         By:
                                               Name:
                                               Title:

                                  GRID SCHEDULE
                                       TO
                                 PROMISSORY NOTE

                    From: Alanco Technologies, Inc., as Maker
                          To: Seaside 88, LP, as Holder
                             Dated: January 19, 2010


------------ ----------------------- ------------------- ----------------------

    Date            Payment               Balance             Recorded By
------------ ----------------------- ------------------- -----------------------
------------ ----------------------- ------------------- -----------------------
------------ ----------------------- ------------------- -----------------------
------------ ----------------------- ------------------- -----------------------
------------ ----------------------- ------------------- -----------------------
------------ ----------------------- ------------------- -----------------------
------------ ----------------------- ------------------- -----------------------
------------ ----------------------- ------------------- -----------------------
------------ ----------------------- ------------------- -----------------------
------------ ----------------------- ------------------- -----------------------
------------ ----------------------- ------------------- -----------------------
------------ ----------------------- ------------------- -----------------------
------------ ----------------------- ------------------- -----------------------
------------ ----------------------- ------------------- -----------------------
------------ ----------------------- ------------------- -----------------------
------------ ----------------------- ------------------- -----------------------
------------ ----------------------- ------------------- -----------------------
------------ ----------------------- ------------------- -----------------------
------------ ----------------------- ------------------- -----------------------
------------ ----------------------- ------------------- -----------------------
------------ ----------------------- ------------------- -----------------------